UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2009

EQUIFAX INC.

(Exact Name of Registrant as Specified in Charter)

Georgia	1-6605	58-0401110
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1550 Peachtree Street, N.W.
Atlanta, Georgia	30309
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 885-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events

On November 4, 2009, Equifax Inc. executed an Underwriting Agreement with J.P. Morgan Securities Inc. and SunTrust Robinson Humphrey, Inc., as representatives of the underwriters named therein, with regard to the issuance and sale by the Company of $275,000,000 aggregate principal amount of its 4.450% Senior Notes due 2014.  The Notes will be issued pursuant to an Indenture dated as of June 29, 1998 between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A., as successor to Bank One Trust Company, N.A., which was successor in interest to The First National Bank of Chicago), as Trustee, as supplemented by a Third Supplemental Indenture, to be dated as of November 9, 2009.  The Underwriting Agreement and the form of the Third Supplemental Indenture are filed as exhibits hereto and are incorporated by reference herein.  The form of Note is included as Exhibit A to the form of the Third Supplemental Indenture.

Certain exhibits are filed herewith by the Company in connection with the Company’s offering of the Notes pursuant to its Prospectus Supplement, dated November 4, 2009, to the Prospectus, dated June 25, 2007, filed with the Securities and Exchange Commission as part of the Company’s Registration Statement on Form S-3 (Registration No. 333-144009).  The press release attached as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 except as shall be expressly set forth by specific reference in such filing.

Item 9.01               Financial Statements and Exhibits

(d)	Exhibits

1.1

Underwriting Agreement dated as of November 4, 2009, between the Company and J.P. Morgan Securities Inc. and SunTrust Robinson Humphrey, Inc., as the representatives of the underwriters named therein (filed herewith)

4.1

Indenture, dated as of June 29, 1998, between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A., as successor to Bank One Trust Company, N.A., which was successor in interest to The First National Bank of Chicago), as Trustee (incorporated by reference from Exhibit 4.4 to the Company’s Annual Report on Form 10-K for the year ended December 31, 1998)

4.2	Form of Third Supplemental Indenture between the Company and the Trustee, including the form of Note as Exhibit A (filed herewith)

5.1	Opinion of Alston & Bird LLP (filed herewith)

23.1	Consent of Alston & Bird LLP (contained in Exhibit 5.1 filed herewith)

99.1	Press release dated November 4, 2009 (furnished herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUIFAX INC.

By:	/s/ Kent E. Mast
Name:	Kent E. Mast
Title:	Corporate Vice President and
Chief Legal Officer

Date: November 5, 2009

Exhibit Index

Exhibit
No.	Description

1.1

Underwriting Agreement dated as of November 4, 2009, between the Company and J.P. Morgan Securities Inc. and SunTrust Robinson Humphrey, Inc., as the representatives of the underwriters named therein (filed herewith)

4.1

Indenture, dated as of June 29, 1998, between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A., as successor to Bank One Trust Company, N.A., which was successor in interest to The First National Bank of Chicago), as Trustee (incorporated by reference from Exhibit 4.4 to the Company’s Annual Report on Form 10-K for the year ended December 31, 1998)

4.2	Form of Third Supplemental Indenture between the Company and the Trustee, including the form of Note as Exhibit A (filed herewith)

5.1	Opinion of Alston & Bird LLP (filed herewith)

23.1	Consent of Alston & Bird LLP (contained in Exhibit 5.1 filed herewith)

99.1	Press release dated November 4, 2009 (furnished herewith)